EXHIBIT 10.8
Execution Version
SECOND AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of December 15, 2025

ALTALINK, L.P.
as Borrower,
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Administrative Agent for the Lenders, as Co-Lead Arranger and as Co-Bookrunner
- and -
ROYAL BANK OF CANADA
as Syndication Agent, Co-Lead Arranger and Co-Bookrunner
- and -
BANK OF MONTREAL AND NATIONAL BANK OF CANADA
as Co-Documentation Agents
- and -
THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ATB FINANCIAL,
as Lenders

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THIS SECOND AMENDING AGREEMENT dated as of December 15, 2025 TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 15, 2023 (the “Existing Credit Agreement”) among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia, as Administrative Agent for the Lenders, as Co-Lead Arranger and as Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, Bank of Montreal and National Bank of Canada as Co-Documentation Agents and The Bank of Nova Scotia, Royal Bank of Canada, Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank, ATB Financial and other lenders party thereto from time to time, as Lenders.
RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to the Existing Credit Agreement, as amended by a First Amending Agreement made as of December 16, 2024 (the “First Amendment”, and the Existing Credit Agreement, as amended by the First Amendment, being the “Credit Agreement”) pursuant to which the Lenders agreed (subject to the terms of the Credit Agreement) to provide a $500,000,000 revolving credit facility to the Borrower for the purpose of supporting the Borrower’s Commercial Paper Program as well as for operating expenses, capital expenditures and working capital needs of the Borrower and the General Partner and their Subsidiaries, and for general corporate purposes including the payment of dividends by the Borrower on its equity securities.
AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:
(a)The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

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2.2“Fee Letter” means the amended and restated fee letter entered into between BNS, the Borrower and the General Partner dated December 15, 2025, as such fee letter may be amended, restated supplemented or otherwise modified from time to time.
(a)The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “December 14, 2029” with the date “December 16, 2030” in such definition.
ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
(a)This Second Amending Agreement shall become effective when:
(a)the Administrative Agent shall have received this Second Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;
(b)no Event of Default shall have occurred and be continuing; and
(c)the Borrower shall have paid all fees and expenses in connection with this Second Amending Agreement including those set out in the Fee Letter.
(d)The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

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5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.
5.3Governing Law
This Second Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This Second Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Credit Agreement, as amended by this Second Amending Agreement.
5.5Counterparts
This Second Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts and facsimiles shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

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The parties hereto have duly executed this Second Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., as General Partner of ALTALINK, L.P.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and Chief Financial Officer
By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and Chief Financial Officer
By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

[Signature Page to ALP (Syndicated) – Second Amending Agreement to Sixth ARCA]
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THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner
By:	/s/ Rob King
Name: Rob King
Title: Managing Director & Head
By:	/s/ Melody Quintal
Name: Melody Quintal
Title: Associate

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head
By:	/s/ Laura Ramsden
Name: Laura Ramsden
Title: Associate

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ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner
By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

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BANK OF MONTREAL, as Co-Documentation Agent
By:	/s/ Sandesh Nelikode
Name: Sandesh Nelikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Sandesh Nelikode
Name: Sandesh Nelikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

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NATIONAL BANK OF CANADA, as Co-Documentation Agent
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

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THE TORONTO-DOMINION BANK, as Lender
By:	/s/ David Manii
Name: David Manii
Title: Managing Director
By:	/s/ Jasper Lee
Name: Jasper Lee
Title: Director

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ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure
By:	/s/ Riley McCallum
Name: Riley McCallum
Title: Director - Credit Structuring & Execution

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